Exhibit 10.16

ТРУДОВОЙ ДОГОВОР № 17
г.Санкт-Петербург «09» января 2014г.
Обищенко Виталий Васильевич, именуемый далее Работник, с одной стороны, и Общество с ограниченной ответственностью «ПрофИТ» именуемое в дальнейшем Работодатель, в лице Генерального директора Мельникова Дмитрия Александровича действующее на основании Устава с другой стороны, заключили настоящий трудовой договор о нижеследующем.
1. Предмет трудового договора. Общие положения.
1.1. Работник принимается в ООО «ПрофИТ» на работу согласно должностной инструкции (Приложение №1)
По настоящему трудовому договору работодатель обязуется предоставить работнику работу по обусловленной трудовой функции, обеспечить условия труда, предусмотренные трудовым законодательством и иными нормативными правовыми актами, содержащими нормы трудового права, коллективным договором (в случае его заключения), соглашениями, локальными нормативными актами и данным соглашением, своевременно и в полном размере выплачивать работнику заработную плату, а работник обязуется лично выполнять определенную этим соглашением трудовую функцию, соблюдать правила внутреннего трудового распорядка, действующие у данного работодателя.
1.2. Настоящий трудовой договор заключен на неопределенный срок.
1.3. Работнику устанавливается испытательный срок 1 (один) месяц.
1.4. Дата начала работы, то есть дата, с которой работник обязан приступить к работе - «09» января 2014г.
1.5. Настоящий трудовой договор вступает в силу с момента подписания его обеими сторонами.
1.6. Работа по настоящему трудовому договору является для Работника основным местом работы.
2. Права и обязанности Работника.
2.1. Работник осуществляет свою деятельность в соответствии с действующим законодательством Российской Федерации о труде, Правилами внутреннего трудового распорядка Работодателя, иными локальными нормативными актами Работодателя, должностной инструкцией и условиями настоящего трудового договора.

EMPLOYMENT CONTRACT No. 17
Saint Petersburg January 09th, 2014
Obishchenko Vitali Vasilevich, hereinafter referred to as the Employee, and ProfIT, Limited Liability Company, hereinafter referred to as the Employer, represented by the Director General Melnikov Dmitry Aleksandrovich, acting under the Articles of Association, on the other hand, have concluded this Employment Contract as follows.
1.Subject of Employment Contract. General Provisions.
1.1. The Employee is hired for work in ProfIT, LLC according to the Job Description (Appendix No. 1)
Under this Employment Contract, the Employer undertakes to provide the Employee with work in accordance with his/her job function, to provide proper working conditions stipulated by labor legislation and other normative legal acts containing norms of labor law, collective agreement (if concluded), agreements, local regulations and this Contract, to pay salary to the employee timely and in full, while the Employee undertakes to perform the job function established by this Employment Contract, to follow the rules of internal labor regulations applied by the Employer.
1.2. This Employment Contract is concluded for an indefinite period of time.
1.3. A probationary period of one (1) month is established for the Employee.
1.4. The employment start date, that is, the date on which the Employee is required to start working is January 9, 2014.
1.5. This Employment Contract shall enter into force upon signing by both Parties.
1.6. Work under this Employment Contract is the principal place of employment for the Employee.
2. Employee's Rights and Obligations
2.1. The Employee shall carry out his/her activities in accordance with the current labor legislation of the Russian Federation, Rules of Internal Labor Regulations of the Employer, other local regulations of the Employer, the Job Description and the terms of this Employment Contract.

2.2. Работник подчиняется Генеральному директору
2.3. Работник имеет право на:
изменение и расторжение трудового договора в порядке и на условиях, которые установлены Трудовым кодексом РФ, иными федеральными законами;
предоставление ему работы, обусловленной трудовым договором;
рабочее место, соответствующее государственным нормативным требованиям охраны труда и условиям, предусмотренным коллективным договором (при его наличии);
своевременную и в полном объеме выплату заработной платы в соответствии со своей квалификацией, сложностью труда, количеством и качеством выполненной работы;
отдых, обеспечиваемый установлением соответствующей закону продолжительности рабочего времени, предоставлением еженедельных выходных дней, нерабочих праздничных дней, оплачиваемых ежегодных отпусков;
полную достоверную информацию об условиях труда и требованиях охраны труда на рабочем месте;
профессиональную подготовку, переподготовку и повышение своей квалификации в порядке, установленном Трудовым кодексом РФ, иными федеральными законами;
объединение, включая право на создание профессиональных союзов и вступление в них для защиты своих трудовых прав, свобод и законных интересов;
ведение коллективных переговоров и заключение коллективных договоров и соглашений через своих представителей, а также на информацию о выполнении коллективного договора, соглашений;
защиту своих трудовых прав, свобод и законных интересов всеми не запрещенными законом способами;
разрешение индивидуальных и коллективных трудовых споров, включая право на забастовку, в порядке, установленном Трудовым кодексом РФ, иными федеральными законами;
возмещение вреда, причиненного ему в связи с исполнением трудовых обязанностей, и компенсацию морального вреда в порядке, установленном Трудовым кодексом РФ, иными федеральными законами;

2.2. The Employee is subordinated directly to the Director General.
2.3. The Employee is entitled to:
amend and terminate the Employment Contract in the manner and under the conditions established by the Labor Code of the Russian Federation and other federal laws;
be provided by work stipulated by the Labor Contract;
have a workplace that meets the state regulatory requirements for labor protection, as well as conditions stipulated by the collective agreement (if any);
have timely and full payment of wages in accordance with his/her qualifications, complexity, scope and quality of work performed;
have a rest provided through working hours set corresponding to current legislation, through providing weekly days off, non-working holidays, paid annual leaves;
have complete reliable information on working conditions and occupational safety requirements at his/her workplace;
have a professional training, re-training and professional development in accordance with the procedure established by the Labor Code of the Russian Federation and other federal laws;
participate in association, including to have the right to form and to join trade unions in order to protect his/her labor rights, freedoms and legitimate interests;
conduct collective negotiations and to conclude collective agreements through his/her representatives, as well as to receive information on implementation of all the collective agreements;
protect his/her labor rights, freedoms and legitimate interests in all the ways not prohibited by law;
resolve any individual and collective labor disputes, including to have the right to participate in a strike, in accordance with the procedure established by the Labor Code of the Russian Federation and other federal laws;
compensation of damages caused to him/her in connection with execution of his/her labor duties, as well as compensation for moral damage in the manner prescribed by the Labor Code of the Russian Federation and other federal laws;
have compulsory social insurance in cases stipulated by federal laws;
The Employee also has other rights granted to him/her by the labor legislation.

обязательное социальное страхование в случаях, предусмотренных федеральными законами;
Работник имеет и иные права, предоставленные ему трудовым законодательством.
2.4. Работник обязуется:
добросовестно исполнять свои трудовые обязанности, возложенные на него трудовым договором;
соблюдать правила внутреннего трудового распорядка;
соблюдать трудовую дисциплину;
выполнять установленные нормы труда;
соблюдать требования по охране труда и обеспечению безопасности труда;
бережно относиться к имуществу работодателя (в том числе к имуществу третьих лиц, находящемуся у работодателя, если работодатель несет ответственность за сохранность этого имущества) и других работников;
незамедлительно сообщить работодателю либо непосредственному руководителю о возникновении ситуации, представляющей угрозу жизни и здоровью людей, сохранности имущества работодателя (в том числе имущества третьих лиц, находящегося у работодателя, если работодатель несет ответственность за сохранность этого имущества).
принимать меры по устранению причин и условий, препятствующих нормальному выполнению работы (аварии, простои и так далее), и немедленно сообщать о случившемся происшествии Работодателю;
поддерживать свое рабочее место, оборудование и приспособления в исправном состоянии, порядке и чистоте;
соблюдать установленный Работодателем порядок хранения документов, материальных и денежных ценностей;
возместить Работодателю ущерб, причиненный разглашением информации, которая составляет коммерческую тайну;
не собирать и не распространять недостоверную информацию о Работодателе;
повышать свой профессиональный уровень путем систематического самостоятельного изучения специальной литературы, периодических изданий, информации из иных источников по своей должности (профессии, специальности), по выполняемой работе;

2.4. The Employee undertakes:
to perform his/her job duties assigned to him/her by the Labor Contract in good faith;
to follow the Rules of Internal Labor Regulations;
to observe labor discipline;
to comply with established labor standards;
to comply with occupational safety and health requirements;
to take care of the Employer's property (including property of any third parties held by the Employer, if the latter is responsible for the safety of such property) and property of other employees;
to immediately inform the Employer or his/her direct supervisor on a situation that poses a threat to the life and health of people, the safety of the employer's property (including property of any third parties held by the Employer, if the latter is responsible for the safety of such property).
to take measures on elimination of causes and conditions that prevent the normal performance of work (accidents, downtime, and so on), and to immediately report on any incident to the Employer;
to keep his/her workplace, equipment, and appliances in good condition, in order and clean;
to observe the procedure established by the Employer for storing documents, materials and monetary values;
to reimburse the Employer for damages caused by any disclosure of information that constitutes a trade secret;
not to collect or distribute false information about the Employer;
to improve his/her professional level through systematic independent study of special literature, periodicals, information from other sources according to the occupied position (profession, specialty) in line with the work performed;
to perform other duties arising from the current legislation and this Employment Contract.
2.5. Any failure to include any of the rights and/or obligations of the Employee and Employer, established by labor legislation and other regulatory legal acts containing labor law norms, local regulations, as well as the rights and/or obligations of the Employee and

исполнять иные обязанности, вытекающие из законодательства и настоящего трудового договора.
2.5. Не включение в трудовой договор каких-либо из прав и (или) обязанностей работника и работодателя, установленных трудовым законодательством и иными нормативными правовыми актами, содержащими нормы трудового права, локальными нормативными актами, а также прав и обязанностей работника и работодателя, вытекающих из условий коллективного договора, соглашений, не может рассматриваться как отказ от реализации этих прав или исполнения этих обязанностей.
3. Права и обязанности Работодателя.
3.1. Работодатель вправе:
изменять и расторгать трудовой договор с работником в порядке и на условиях, которые установлены Трудовым кодексом РФ, иными федеральными законами;
вести коллективные переговоры и заключать коллективные договоры;
поощрять работника за добросовестный эффективный труд;
требовать от работника исполнения им трудовых обязанностей и бережного отношения к имуществу работодателя (в том числе к имуществу третьих лиц, находящемуся у работодателя, если работодатель несет ответственность за сохранность этого имущества) и других работников, соблюдения правил внутреннего трудового распорядка;
привлекать работника к дисциплинарной и материальной ответственности в порядке, установленном Трудовым кодексом РФ, иными федеральными законами;
принимать локальные нормативные акты;
создавать объединения работодателей в целях представительства и защиты своих интересов и вступать в них;
Работодатель имеет и другие права, предоставленные ему трудовым законодательством.
3.2. Работодатель обязуется:
соблюдать трудовое законодательство и иные нормативные правовые акты, содержащие нормы трудового права, локальные нормативные акты, условия коллективного договора (при его наличии), соглашений и настоящего трудового договора;
предоставлять работнику работу, обусловленную трудовым договором;
обеспечивать безопасность и условия труда, соответствующие государственным нормативным

Employer arising from the terms and conditions of the collective agreements, into this Employment Contract cannot be considered as a waiver of these rights exercising or these duties performance.
3. Employer's Rights and Obligations
3.1. The Employer is entitled to:
amend and terminate the Employment Contract with the Employee in the manner and under the conditions established by the Labor Code of the Russian Federation and other federal laws;
conduct collective negotiations and enter into collective agreements;
encourage the Employee for effective and fare work;
require the Employee to perform his/her job duties and to respect the Employer's property (including property of any third parties held by the Employer, if the latter is responsible for the safety of such property) and property of other employees, his/her compliance with Rules of Internal Labor Regulations;
bring the Employee to disciplinary and financial responsibility in accordance with the procedure established by the Labor Code of the Russian Federation and other federal laws;
adopt local regulations;
create associations of employers for the representation and protection of their interests and to join them;
The Employer also has other rights granted to it by the labor legislation.
3.2. The Employer undertakes:
to comply with labor laws and other regulatory legal acts that contain labor law norms, local regulations, terms and conditions of the collective agreements (if any), and this Labor Contract;
to provide the Employee with work that is stipulated by the Employment Contract;
to ensure safety and working conditions that meet state regulatory requirements for labor protection;

требованиям охраны труда;
обеспечивать работника оборудованием, инструментами, технической документацией и иными средствами, необходимыми для исполнения ими трудовых обязанностей;
обеспечивать работнику своевременную в полном объеме выплату заработной платы в соответствии со своей квалификацией, сложностью труда, количеством и качеством выполненной работы;
знакомить работника под роспись с принимаемыми локальными нормативными актами, непосредственно связанными с их трудовой деятельностью;
рассматривать представления соответствующих профсоюзных органов, иных избранных работниками представителей о выявленных нарушениях трудового законодательства и иных актов, содержащих нормы трудового права, принимать меры по устранению выявленных нарушений и сообщать о принятых мерах указанным органам и представителям;
обеспечивать бытовые нужды работника, связанные с исполнением им трудовых обязанностей;
осуществлять обязательное социальное страхование работника в порядке, установленном федеральными законами;
возмещать вред, причиненный работнику в связи с исполнением им трудовых обязанностей, а также компенсировать моральный вред в порядке и на условиях, которые установлены Трудовым кодексом РФ, другими федеральными законами и иными нормативными правовыми актами Российской Федерации;
вести на работника трудовую книжку в соответствии с законодательством Российской Федерации.
исполнять иные обязанности, предусмотренные трудовым законодательством и иными нормативными правовыми актами, содержащими нормы трудового права, коллективным договором (при его наличии), соглашениями, локальными нормативными актами и настоящим трудовым договором.
исполнять иные обязанности, вытекающие из законодательства и настоящего трудового договора.
4. Режим труда и отдыха.
4.1. Работнику устанавливается следующий режим рабочего времени: 40-часовая рабочая неделя, нормированный рабочий день.
Время начала, окончания работы, перерывов в работе определяется индивидуально, по согласованию с Генеральным директором.

to provide the Employee with equipment, tools, technical documentation and other means necessary for the performance of their job duties;
to provide the Employee with timely and full payment of wages in accordance with his/her qualifications, complexity, scope and quality of work performed;
to inform the Employee (against his/her signature) with the local regulations that are directly related to his/her job functions;
to consider the submissions to the relevant trade union bodies and other representatives elected by the employees on violations of labor legislation and other acts containing labor law norms; to take measures on elimination of the violations identified and to report on the measures taken to the specified bodies and representatives;
to provide for the daily needs of the Employee related to the performance of his/her job duties;
to perform compulsory social insurance of the Employee in accordance with the procedure established by federal laws;
to compensate the damage caused to the Employee in connection with the performance of his/her job duties, and also to compensate moral damage in the manner and under the terms and conditions established by the Labor Code of the Russian Federation, other federal laws and other normative legal acts of the Russian Federation;
to keep a work record for an employee in accordance with the legislation of the Russian Federation;
to perform other duties provided for by labor legislation and other regulatory legal acts containing labor law norms, collective agreements (if any), local regulations, and this Employment Contract.
to perform other duties arising from the current legislation and this Employment Contract.
4. Schedule of Work and Rest
4.1. The following working hours are established for the Employee: 40-hour working week, standard working day.
Time for work starting and finishing, as well as time for breaks is to be determined individually, in agreement with the Director General.

Работнику предоставляются выходные дни суббота, воскресенье, праздничные дни.
4.2. Работнику предоставляется ежегодный основной оплачиваемый отпуск продолжительностью 14 календарных дней два раза в год.
4.3. По семейным обстоятельствам и другим уважительным причинам Работнику по его заявлению Работодатель может предоставить кратковременный отпуск без сохранения заработной платы.
5. Условия оплаты труда.
5.1. Работодатель обязуется ежемесячно выплачивать Работнику: 18 000 (восемнадцать тысяч) рублей.
5.2. Работодатель выплачивает Работнику заработную плату два раза в месяц: «10» и «25» числа. При совпадении дня выплаты с выходным или нерабочим праздничным днем выплата заработной платы производится накануне этого дня. Оплата отпуска производится не позднее, чем за три дня до его начала.
5.3. Удержания из заработной платы работника производятся только в случаях, предусмотренных Трудовым кодексом РФ и иными федеральными законами.
5.4. С суммы заработной платы и с иных доходов Работника Работодатель уплачивает налоги в размерах и порядке, предусмотренных законодательством РФ.
6. Характеристика условий труда
6.1. Выполняемая работником по настоящему договору работа не относится к тяжелым, без вредных и опасных условий труда.
6.2. Работнику создаются следующие условия труда: предоставляется оргтехника, канцелярские принадлежности, средства связи и так далее.
7. Другие условия.
7.1. Настоящий трудовой договор в период его действия может быть изменен или дополнен его сторонами. При все изменения и дополнения оформляются дополнительным соглашением к трудовому договору заключаемым в письменной форме, которые являются неотъемлемой частью трудового договора.
7.2. Настоящий трудовой договор расторгается по основаниям и в порядке, предусмотренном действующим законодательством о труде.
7.3. Все материалы, созданные с участием Работника и по заданиям Работодателя, являются собственностью Работодателя.

The Employee doesn't work at his/her days off – on Saturdays, Sundays, and public holidays.
4.2. The Employee is provided with an annual basic paid leave of fourteen (14) calendar days twice a year.
4.3. For family reasons and other valid reasons, the Employer can provide the Employee upon his/her application with a short-term leave without pay.
5. Terms of Remuneration
5.1. The Employer undertakes to pay monthly to the Employee: 18 000 (eighteen thousand) rubles.
5.2. The Employer pays the salary to the Employee twice a month: on the 10th and 25th day of each month. If the payment day coincides with a weekend or a non-working holiday, the salary payment is to be made on the previous working day. The paid leave shall be paid to the Employee not later than three (3) days before its starting.
5.3. Deductions from the Employee's salary are made only in cases stipulated by the Labor Code of the Russian Federation and other federal laws.
5.4. The Employer pays all the Employee's payroll taxes and all other income taxes in the amount and manner prescribed by the legislation of the Russian Federation.
6. Characteristics of Working Conditions
6.1. The work performed by the Employee under this Labor Contract is not considered to be heavy work, it is not related to harmful and dangerous working conditions.
6.2. The Employee is provided with the following working conditions: office equipment, office supplies, communication equipment, etc.
7. Miscellaneous
7.1. This Employment Contract can be amended or supplemented by the Parties within its validity period. Herewith, all the amendments and supplements are made by additional agreements to the Employment Contract concluded in writing, being an integral part hereof.
7.2. This Employment Contract is terminated on the grounds and in the manner prescribed by the current labor legislation.
7.3. All the materials created with the participation of the Employee and on the instructions of the Employer are the property of the Employer.

7.4. Стороны обязуются не разглашать условия настоящего трудового договора без обоюдного согласия.
7.5. Споры и разногласия, которые могут возникнуть при исполнении условий настоящего трудового договора, стороны будут стремиться разрешать мирным путем по взаимному соглашению. При не достижении взаимоприемлемого решения - спор может быть передан для разрешения его в порядке, предусмотренном законодательством о труде Российской Федерации.
7.6. По всем вопросам, не нашедшим своего решения в условиях настоящего трудового договора, но прямо или косвенно вытекающим из отношений Работодателя и Работника по нему, стороны настоящего трудового договора будут руководствоваться положениями Трудового кодекса РФ и иных нормативных актов Российской Федерации.
7.8. Настоящий трудовой договор подписан в двух экземплярах: по одному для каждой из сторон, при этом оба экземпляра имеют равную юридическую силу.

7.4. The Parties undertake not to disclose the terms and conditions of this Employment Contract without mutual consent.
7.5. The Parties shall seek to resolve all the disputes and disagreements that may arise during the performance of any terms and conditions of this Employment Contract, through peaceful negotiations. In case of any failure to find a mutually acceptable solution, the dispute can be referred for resolution in accordance with the procedure provided for by the labor legislation of the Russian Federation.
7.6. In solving any other issues not covered by the terms and conditions of the Employment Contract, but directly or indirectly arising from the relationship of Employer and Employee according to it, the Parties to this Employment Contract will be guided by the provisions of the Labor Code and other normative acts of the Russian Federation.
7.8. This Employment Contract is signed in two (2) copies: one for each of the Parties, and both copies have equal legal force.

Работник:	Employee:

Обищенко Виталий Васильевич
дата рождения 28.01.1985, паспорт серия 40 11 № 494542 выдан ТП №139 отдела УФМС России по Санкт-Петербургу и Ленинградской обл. в Центральном
районе гор. Санкт-Петербурга,
дата выдачи 09.04.2012
зарегистрирован по адресу: Ленинградская обл., Всеволожский р-он, деревня Старая, ул.Верхняя, д.24, кв.39
ИНН - 511500829694
Реквизиты банка: ОАО «Альфа-Банк»
к/с 30101810200000000593
БИК 044525593
Расчетный счет 40817810904750022955
________ (Обищенко В.В.)

Obishchenko Vitali Vasilevich
date of birth 1985/01/28, passport
series 4011, No. 494542, issued by TD No. 139 of Administration Department of the Federal Migration Service of Russia for St. Petersburg and Leningrad Region in Centralny
District of St. Petersburg
date of issue 2012/09/04
Registered at: Leningrad region, Vsevolozhsk district, the village of Staraya, Verhnyaya Street,24, apt.39
Taxpayer Identification Number (INN): 511500829694
Bank's Details: Alfa Bank OJSC
Correspondent Account No.: 30101810200000000593
Bank Identification Code (BIC): 044525593
Settlement Account No.: 40817810904750022955
________ (Obishchenko V.V.)

Работодатель:	Employer:

ООО «ПрофИТ»
ИНН 7810453178
КПП 781001001
ОГРН 1137847340036
Юр. Адрес: 196084, г. Санкт-Петербург, ул. Рыбинская, д. 5, литер. А, офис 408
р/сч 40702810401050093053
в ОАО “Энергомашбанк” г. СПб
к/с 30101810700000000754
БИК 044030754

ProfIT, LLC
Taxpayer Identification Number (INN): 7810453178
Tax Registration Reason Code (KPP): 781001001
Primary State Registration Number (OGRN) 1137847340036
Legal Address: 5 Rybinskaya Street, Letter A, Office 408, Saint Petersburg 196084, Russia.
Settlement Account No.: 40702810401050093053
with Energomashbank, JSC (Saint Petersburg)
Correspondent Account No. 30101810700000000754
BIC (Bank Identification Code): 044030754

Генеральный директор ООО «ПрофИТ» _____________(Мельников Д.А.) Работник получил один экземпляр трудового договора __________________________________________________ (дата получения, подпись работника)
Director General
ProfIT, LLC
_____________ (Melnikov D. A.)
The Employee has received one copy of the Employment Contract
__________________________________________________
(date of receiving, the Employee's signature)

Additional Agreement No. 1
to Employment Contract No. 17 dated January 09, 2014

Saint Petersburg	April 30, 2014

ProfIT, Limited Liability Company, hereinafter referred to as the "Employer", represented by the Director General Dmitry Aleksandrovich Melnikov, acting under the Articles of Association, on the one hand, and
Obishchenko Vitali Vasilevish, hereinafter referred to as the Employee, on the other hand, together referred to as the "Parties" have concluded this Additional Agreement (hereinafter referred to as the "Agreement") to Employment Contract No. 17 dated January 09, 2014 on the following:
1.Establish the official salary for the Employee from May 01, 2014 in the amount of 28 000 (twenty eight thousand) roubles and re-word clause 5.1 as follows: "The Employer undertakes to pay monthly to the Employee: 28 000 (twenty eight thousand) roubles".
2.This Agreement is considered concluded from the moment of its signing by the Parties.
3.This Agreement shall be an integral part of the Employment Contract.
4.This Agreement has been executed and signed in two identical copies of the same legal force, one of which is to be kept by the Employer and the other one – by the Employee.

Employee:	Employer:
/signature/ /Obishchenko V. V./	Director General ProfIT, LLC /signature/ /Melnikov D. A./

/Round seal: ProfIT, Limited Liability Company Saint Petersburg/

ADDITIONAL AGREEMENT No. 2
to Employment Contract No. 17 dated January 09, 2014

Saint Petersburg	April 01, 2015
ProfIT, Limited Liability Company, hereinafter referred to as the Employer, represented by the Director General Melnikov Dmitry Aleksandrovich, acting under the Articles of Association, on the other hand, and Vitaly Vasilievich Obishchenko, hereinafter referred to as the "Employee", on the other hand, have signed this Additional Agreement to Employment Contract No. 17 dated January 09, 2014 on the following.
1.Transfer the Employee from the position of Lead Programmer to the position of Head of Backlink Analytics Department. In this regard, introduce the following changes to the Employment Contract with the Employee:
- Section 5 "Terms of Remuneration" of the Employment Contract shall be of the following wording:
5.1.For the performance of his/her duties provided for in this Employment Contract and his/her Job Description, the following payments are established for the Employee:
5.1.1.Monthly official salary in the amount of 130 000 (one hundred and thirty thousand) roubles.
5.1.2.Payments of Compensative Nature:
- monthly bonus of 49% of the official salary for the complexity, intensity and high importance of the work.
The bonus is paid in the following cases:
5.1.2.1.Successful and conscientious performance of the Employee's official duties (this condition is considered fulfilled, unless specifically stated otherwise);
5.1.2.2.Reasonable initiative, creativity and application of modern forms and methods of labour organization in his/her work (this condition is considered fulfilled, unless specifically stated otherwise);
5.1.2.3.No fixed penalties imposed on the Employee for the past (reporting) month.
5.2.The Employer pays the salary to the Employee twice a month: on the 20th day of the reporting month and on the 5th day of the month following the reporting month. On the 20th day of the reporting month, the Employee is paid 84 000 (eighty four thousand) roubles and on the 5th day of the month following the reporting month – the rest of the salary.
If the payment day coincides with a weekend or a non-working holiday, the salary payment is to be made on the previous working day. The paid leave shall be paid to the Employee not later than three (3) days before its starting.
2.This Agreement is an integral part of the Employment Contract No. 17 dated January 09, 2014 and comes into force on April 01, 2015.
3.This Agreement is made in two (2) copies, one of which is kept by the Employer in the Employee's personal file, and the second – by the Employee. Both copies have equal legal force.

Signatures of Parties:

Employer:
ProfIT, LLC
Taxpayer Identification Number (INN): 7810453178
Tax Registration Reason Code (KPP): 780601001
Primary State Registration Number (OGRN): 1137847340036
Legal Address: 8 Carla Faberge Square, Building B, Office 713, 714, Saint Petersburg 195112, Russia
Settlement Account No.: 40702810401050093053
with Energomashbank, JSC (Saint Petersburg)
Correspondent Account No. 30101810700000000754
Bank Identification Number (BIC): 044030754
Director General /signature/ Melnikov D. A.
April 01, 2015

Employee:
Obishchenko Vitaly Vasilievich
passport
series 4011, No. 494542, issued by TD No. 139 of Administration Department of the Federal Migration Service of Russia for St. Petersburg and Leningrad Region in Centralny
District of St. Petersburg
  /signature/ Obishchenko V.V.
April 01, 2015

Stamp here
/Round seal:
ProfIT, Limited Liability Company
Saint Petersburg/

ADDITIONAL AGREEMENT No. 3
to Employment Contract No. 17 dated January 09, 2014

Saint Petersburg	May 01, 2015
ProfIT, Limited Liability Company, hereinafter referred to as the "Employer", represented by the Director General Dmitry Aleksandrovich Melnikov, acting under the Articles of Association, on the one hand, and Obishchenko Vitaly Vasilievich, hereinafter referred to as the "Employee", on the other hand, have entered into this additional agreement to Employment Contract No. 17 dated January 09, 2014 on the following.
1.Transfer the Employee from the position of the "Head of Backlink Analytics Department" to the position of "Product Director" in the Management Department. In this regard, introduce the following changes to the Employment Contract with the Employee:
- Section 5 "Terms of Remuneration" of the Employment Contract shall be of the following wording:
5.1.For the performance of his/her duties provided for in this Employment Contract and his/her Job Description, the following payments are established for the Employee:
5.1.1.Monthly official salary in the amount of 200 000 (two hundred thousand) roubles.
5.1.2.Payments of Compensative Nature:
- monthly bonus of 33% of the official salary for the complexity, intensity and high importance of the work.
The bonus is paid in the following cases:
5.1.2.1.Successful and conscientious performance of the Employee's official duties (this condition is considered fulfilled, unless specifically stated otherwise);
5.1.2.2.Reasonable initiative, creativity and application of modern forms and methods of labour organization in his/her work (this condition is considered fulfilled, unless specifically stated otherwise);
5.1.2.3.No fixed penalties imposed on the Employee for the past (reporting) month.
5.2.The Employer pays the salary to the Employee twice a month: on the 20th day of the reporting month and on the 5th day of the month following the reporting month. On the 20th day of the reporting month, the Employee is paid 115 000 (one hundred and fifteen thousand) roubles and on the 5th day of the month following the reporting month – the rest of the salary.
If the payment day coincides with a weekend or a non-working holiday, the salary payment is to be made on the previous working day. The paid leave shall be paid to the Employee not later than three (3) days before its starting.
2.This Agreement is an integral part of the Employment Contract No. 17 dated January 09, 2014 and comes into force on May 01, 2015.
3.This Agreement is made in two (2) copies, one of which is kept by the Employer in the Employee's personal file, and the second – by the Employee. Both copies have equal legal force.

Signatures of Parties:

Employer:
ProfIT, LLC
Taxpayer Identification Number (INN): 7810453178
Tax Registration Reason Code (KPP): 780601001
Primary State Registration Number (OGRN): 1137847340036
Legal Address: 8 Carla Faberge Square, Building B, Office 713, 714, Saint Petersburg 195112, Russia
Settlement Account No.: 40702810401050093053
with Energomashbank, JSC (Saint Petersburg)
Correspondent Account No. 30101810700000000754
Bank Identification Number (BIC): 044030754
Director General /signature/ Melnikov D. A.
May 01, 2015

Employee:
Obishchenko Vitaly Vasilievich
passport
series 4011, No. 494542, issued by TD No. 139 of Administration Department of the Federal Migration Service of Russia for St. Petersburg and Leningrad Region in Centralny
District of St. Petersburg
  /signature/ Obishchenko V.V.
May 01, 2015

Stamp here
/Round seal:
ProfIT, Limited Liability Company
Saint Petersburg/

ADDITIONAL AGREEMENT No. 4
to Employment Contract No. 17 dated January 09, 2014

Saint Petersburg	October 01, 2015
ProfIT, Limited Liability Company, hereinafter referred to as the "Employer" represented by the Provisional Director General Yulia Sergeevna Volkova acting under Power of Attorney w/n dated September 04, 2015, on the one hand and Obishchenko Vitaly Vasilievich, hereinafter referred to as the "Employee", on the other hand, have entered into this additional agreement to Employment Contract No. 17 dated January 09, 2014 on the following.
1.Transfer the Employee from the position of the Product Director in the Directorate Department to the position of the Product Director in the Product Development Department.
2.Section 4 "Schedule of Work and Rest" of the Employment Contract shall be read as follows:
4.1.The reduced working regime is established for the Employee.
4.2.The following working hours are established for the Employee: a 10-hour, five-day working week. Time for work starting and finishing, as well as time for breaks is to be determined individually, in agreement with the Director General. The Employee doesn't work at his/her days off – on Saturdays, Sundays, and public holidays.
4.3.The Employee is provided with an annual basic paid leave with a total duration of twenty-eight (28) calendar days.
4.3.1.The Employee has the right to divide such an annual basic paid leave into several parts, at that one part shall not be less than fourteen (14) calendar days.
4.4.For family reasons and other valid reasons, the Employer can provide the Employee upon his/her application with a short-term leave without pay.
3.Section 5 "Terms of Remuneration" of the Employment Contract shall be of the following wording:
5.1.For the performance of his/her duties provided for in this Employment Contract and his/her Job Description, the following payments are established for the Employee:
5.1.1.Monthly official salary in the amount of 300 000 (three hundred thousands) roubles is set for the Employee. The salary is calculated depending on the amount of actually worked hours.
5.1.2.Payments of Compensative Nature:
- monthly bonus of 15% of the official salary for the complexity, intensity and high importance of the work.
The bonus is paid in the following cases:
5.1.2.1.Successful and conscientious performance of the Employee's official duties (this condition is considered fulfilled, unless specifically stated otherwise);

5.1.2.2.Reasonable initiative, creativity and application of modern forms and methods of labour organization in his/her work (this condition is considered fulfilled, unless specifically stated otherwise);
5.1.2.3.No fixed penalties imposed on the Employee for the past (reporting) month.
5.2.The Employer pays the salary to the Employee twice a month in proportion to worked hours: on the 20th day of the reporting month – 38 000 (thirty eight thousand) roubles and on the 5th day of the month following the reporting month – the rest of the salary.
If the payment day coincides with a weekend or a non-working holiday, the salary payment is to be made on the previous working day. The paid leave shall be paid to the Employee not later than three (3) days before its starting.
4.This Agreement is an integral part of the Employment Contract No. 17 dated January 09, 2014 and comes into force on October 01, 2015.
5.This Agreement is made in two (2) copies, one of which is kept by the Employer in the Employee’s personal file, and the second – by the Employee. Both copies have equal legal force.
Signatures of Parties:

Employer:
ProfIT, LLC
Taxpayer Identification Number (INN): 7810453178
Tax Registration Reason Code (KPP): 780601001
Primary State Registration Number (OGRN): 1137847340036
Legal Address: 8 Carla Faberge Square, Building B, Office 713, 714, Saint Petersburg 195112, Russia
Settlement Account No.: 40702810401050093053
with Energomashbank, JSC (Saint Petersburg)
Correspondent Account No. 30101810700000000754
Bank Identification Number (BIC): 044030754
Provisional Director General
   /signature/ Volkova Yu. S.
October 01, 2015

Employee:
Obishchenko Vitaly Vasilievich
passport
series 4011, No. 494542, issued by TD No. 139 of Administration Department of the Federal Migration Service of Russia for St. Petersburg and Leningrad Region in Centralny
District of St. Petersburg
  /signature/ Obishchenko V.V.
October 01, 2015

Stamp here
/Round seal:
ProfIT, Limited Liability Company
Saint Petersburg/

ADDITIONAL AGREEMENT No. 5
to Employment Contract No. 17 dated January 09, 2014

Saint Petersburg	November 01, 2016

ProfIT, Limited Liability Company, hereinafter referred to as the "Employer", represented by the Director General Dmitry Aleksandrovich Melnikov, acting under the Articles of Association, on the one hand, and Obishchenko Vitaly Vasilievich, hereinafter referred to as the "Employee", on the other hand, have entered into this additional agreement to Employment Contract No. 17 dated January 09, 2014 on the following.
1.Section 5 "Terms of Remuneration" of the Employment Contract shall be of the following wording:
5.1.For the performance of his/her duties provided for in this Employment Contract and his/her Job Description, the following payments are established for the Employee:
5.1.1.Monthly official salary in the amount of 85 500 (eighty five thousand five hundred) roubles.
5.1.2.Payments of Compensative Nature:
- monthly bonus of 15% of the official salary for the complexity, intensity and high importance of the work.
The bonus is paid in the following cases:
5.1.2.1.Successful and conscientious performance of the Employee's official duties (this condition is considered fulfilled, unless specifically stated otherwise);
5.1.2.2.Reasonable initiative, creativity and application of modern forms and methods of labour organization in his/her work (this condition is considered fulfilled, unless specifically stated otherwise);
5.1.2.3.No fixed penalties imposed on the Employee for the past (reporting) month.
5.2.The Employer pays the salary to the Employee twice a month: on the 20th day of the reporting month and on the 5th day of the month following the reporting month. On the 20th day of the reporting month, the Employee is paid 41 250 (forty one thousand two hundred and fifty) roubles and on the 5th day of the month following the reporting month – the rest of the salary.
If the payment day coincides with a weekend or a non-working holiday, the salary payment is to be made on the previous working day. The paid leave shall be paid to the Employee not later than three (3) days before its starting.
2.This Agreement is an integral part of the Employment Contract No. 17 dated January 09, 2014 and comes into force on November 01, 2016.
3.This Agreement is made in two (2) copies, one of which is kept by the Employer in the Employee's personal file, and the second – by the Employee. Both copies have equal legal force.

Signatures of Parties:

Employer:
ProfIT, LLC
Taxpayer Identification Number (INN): 7810453178
Tax Registration Reason Code (KPP): 780601001
Primary State Registration Number (OGRN): 1137847340036
Legal Address: 8 Carla Faberge Square, Building B, Office 713, 714, Saint Petersburg 195112, Russia
Settlement Account No.: 40702810401050093053
with Energomashbank, JSC (Saint Petersburg)
Correspondent Account No. 30101810700000000754
Bank Identification Number (BIC): 044030754
Director General /signature/ Melnikov D. A.
November 01, 2016

Employee:
Obishchenko Vitaly Vasilievich
passport
series 4011, No. 494542, issued by TD No. 139 of Administration Department of the Federal Migration Service of Russia for St. Petersburg and Leningrad Region in Centralny
District of St. Petersburg
  /signature/ Obishchenko V.V.
November 01, 2015

Stamp here
/Round seal:
ProfIT, Limited Liability Company
Saint Petersburg/

ADDITIONAL AGREEMENT
to Employment Contract No. 0000017 dated January 09, 2014

St. Petersburg	October 03, 2016
ProfIT, Limited Liability Company, hereinafter referred to as the "Employer", represented by the Director General Dmitry Aleksandrovich Melnikov, acting under the Articles of Association, on the one hand, and Obishchenko Vitaly Vasilievich, hereinafter referred to as the "Employee", on the other hand, have entered into this additional agreement to Employment Contract No. 17 dated January 09, 2014 on the following.
1.The Employee, Obishchenko Vitaly Vasilievich, the Product Director, the Product Development Department, is transferred to the position of Product Director, the Directorate Department (0.25 rate) from October 03, 2016.
2.Section 5 "Terms of Remuneration" of the Employment Contract shall be of the following wording:
5.1.The Employee's salary in accordance with the Employer's current remuneration system consists of the fixed official salary.
5.2.For his/her job functions performing, a fixed official salary in the amount of 82 500 (eighty two thousand five hundred) roubles is set for the Employee.
5.3.The Employee is paid a monthly bonus of 15 % of his/her official salary for complexity, intensity, and tension.
5.3.1.The monthly bonus is paid in the following cases:
5.3.1.1.Successful and conscientious performance of the Employee's official duties (this condition is considered fulfilled, unless specifically stated otherwise);
5.3.1.2.Reasonable initiative, creativity and application of modern forms and methods of labour organization in his/her work (this condition is considered fulfilled, unless specifically stated otherwise);
5.3.1.3.No fixed penalties imposed on the Employee for the past (reporting) month.
5.4.The Employer pays the salary to the Employee twice a month: on the 20th day of the reporting month and on the 5th day of the month following the reporting one. On the 20th day of the month the Employee is to be paid 41 250 (forty one thousand two hundred and fifty) roubles for fully worked first half of the month and on the 5th day of the month following the reporting one – the rest part of the salary.
5.4.1.If the payment day coincides with a weekend or a non-working holiday, the salary payment is to be made on the previous working day.
5.4.2.The salary is to be made in the currency of the Russian Federation, in a non-cash form by its transferring to the Employee's settlement account specified by him/her for this purpose. The application with the settlement account details is to be submitted by the Employee to the Employer's Accounting Department.

5.5.Deductions from the Employee's salary are made only in cases stipulated by the Labour Code of the Russian Federation and other federal laws.
5.6.The paid leave shall be paid to the Employee not later than three (3) days before its starting.
5.7.The Employer pays all the Employee's payroll taxes and all other income taxes in the amount and manner prescribed by the legislation of the Russian Federation.
3.This Agreement is an integral part of the Employment Contract No. 17 dated January 09, 2014 and comes into force on October 03, 2016.
4.This Agreement is made in two (2) copies, one of which is kept by the Employer in the Employee's personal file, and the second – by the Employee. Both copies have equal legal force.
Addresses and Details of Parties:

Employee:
Obishchenko Vitaly Vasilievich
passport
series 4011, No. 494542, issued by TD No. 139 of Administration Department of the Federal Migration Service of Russia for St. Petersburg and Leningrad Region in Centralny
District of St. Petersburg
  /signature/ Obishchenko V.V.
November 01, 2015
Employer: ProfIT, LLC

Director General /signature/ Melnikov D. A. Stamp here /Round seal: ProfIT, Limited Liability Company Saint Petersburg/

The copy has been received personally on October 03, 2016	/signature/
/Obishchenko V. V./

ADDITIONAL AGREEMENT
to Employment Contract No. 17 dated January 09, 2014

Saint Petersburg	January 09, 2017
ProfIT, Limited Liability Company, hereinafter referred to as the "Employer", represented by the Director General Dmitry Aleksandrovich Melnikov, acting under the Articles of Association, on the one hand, and Obishchenko Vitaly Vasilievish, hereinafter referred to as the "Employee", on the other hand, have entered into this additional agreement to Employment Contract No. 17 dated January 09, 2014 on the following.
1.The Employee, Obishchenko Vitaly Vasilievish, the Product Director, the Directorate (0.25 rate) is transferred to a full-time position, a 40-hour work week.
2.Section 5 "Terms of Remuneration" of the Employment Contract shall be of the following wording:
5.1The Employee's salary in accordance with the Employer's current remuneration system consists of an official salary.
5.2For his/her job functions performing, a fixed official salary in the amount of 12 000 (twelve thousand) US dollars is set for the Employee. The payment is made in rubles at the exchange rate of the Central Bank of the Russian Federation on the date of the salary payment, but not less than 60.6569 rubles per 1 US dollar (the exchange Rate of the Central Bank of the Russian Federation on the date of this Agreement signing).
5.3The Employer pays the salary to the Employee twice a month: on the 20th day of the reporting month and on the 5th day of the month following the reporting month. On the 20th day of the month the Employee is paid 313 200 (three hundred thirteen thousand two hundred) roubles for the fully worked first half of the month and on the 5th day of the month following the reporting one – the rest part of the salary.
5.3.1.If the payment day coincides with a weekend or a non-working holiday, the salary payment is to be made on the previous working day.
5.3.2.The salary is to be paid in the currency of the Russian Federation, in a non-cash form by its transfer to the Employee's settlement account specified by him/her for this purpose. The application with the settlement account details is to be submitted by the Employee to the Employer's Accounting Department.
5.4Deductions from the Employee's salary are made only in cases stipulated by the Labour Code of the Russian Federation and other federal laws.
5.5The paid leave shall be paid to the Employee not later than three (3) days before its starting.
5.6The Employer pays all the Employee's payroll taxes and all other income taxes in the amount and manner prescribed by the legislation of the Russian Federation.
5.7Upon termination of the Agreement by agreement of the Parties, the amount of the severance allowance may not exceed one average monthly salary of the Employee in cash, subject to the rules of the current Labour legislation of the Russian Federation. At that, the period of mandatory work out, from the moment of the agreement signing, cannot exceed thirty (30) calendar days, taking into account periods of the Employee absence.
4.This Agreement is an integral part of the Employment Contract No. 17 dated January 09, 2014 and comes into force on January 09, 2017.
5.This Agreement is made in two (2) copies, one of which is kept by the Employer in the Employee's personal file, and the second – by the Employee. Both copies have equal legal force.
Addresses and Details of Parties:

Employee:
Obishchenko Vitaly Vasilievich
passport
series 4011, No. 494542, issued by TD No. 139 of Administration Department of the Federal Migration Service of Russia for St. Petersburg and Leningrad Region in Centralny
District of St. Petersburg
/signature/    /Obishchenko V. V./

Employer:
ProfIT, LLC
Taxpayer Identification Number (INN): 7810453178
Tax Registration Reason Code (KPP): 780601001
Primary State Registration Number (OGRN): 1137847340036
Legal Address: 7 Yakornaya Street, Letter A, Saint Petersburg 195027, Russia
Settlement Account No.: 40702810900024858920
with St. Petersburg Branch Office of UniCredit Bank, JSC
Correspondent Account No. 30101810800000000858
Bank Identification Number (BIC): 0440308584
Director General /signature/ Melnikov D. A.

Stamp here /Round seal: ProfIT, Limited Liability Company Saint Petersburg/

The copy has been received personally on January 09, 2017	/signature/ /Obishchenko V. V./

ADDITIONAL AGREEMENТ
to Employment Contract No. 0000017 dated January 09, 2014

Saint Petersburg	December 29, 2017
SEMRUSH RU, Limited Liability Company, hereinafter referred to as the "Employer", represented by the Provisional Director General Natalia Aleksandrovna Osipova, acting under Power of Attorney w/n dated December 22, 2017, on the one hand and Obishchenko Vataly Vasilievich, hereinafter referred to as the "Employee", on the other hand, have concluded this additional agreement to Employment Contract No. 0000017 dated January 09, 2014 on the following.
1.The Employee's place of work is SEMRUSH RU, LLC, St. Petersburg.
2.The Employee is subordinated directly to the Director General.
3.Section 5 "Terms of Remuneration" of the Employment Contract shall be of the following wording:
5.1.The Employee's salary in accordance with the Employer's current remuneration system consists of the fixed official salary.
5.2.For his/her job functions performing, a fixed official salary in the amount of    12960 (twelve thousand nine hundred and sixty) US dollars is set for the Employee. The payment is made in roubles at the exchange rate of the Central Bank of the Russian Federation on the date of the salary payment, but not less than 60.6569 roubles per 1 US dollar.
5.3.The Employer pays the salary to the Employee twice a month: on the 20th day of the reporting month and on the 5th day of the month following the reporting month.
5.3.1.If the payment day coincides with a weekend or a non-working holiday, the salary payment is to be made on the previous working day.
5.3.2.The salary is to be made in the currency of the Russian Federation, in a non-cash form by its transferring to the Employee's settlement account specified by him/her for this purpose. The application with the settlement account details is to be submitted by the Employee to the Employer's Accounting Department.
5.4.Deductions from the Employee's salary are made only in cases stipulated by the Labour Code of the Russian Federation and other federal laws.
5.5.The paid leave shall be paid to the Employee not later than three (3) days before its starting.
5.6.The Employer pays all the Employee's payroll taxes and all other income taxes in the amount and manner prescribed by the legislation of the Russian Federation.
4.Working conditions at the Employee's workplace correspond to the second (acceptable) class of working conditions, according to the results the working conditions special assessment.
5.This Agreement is an integral part of the Employment Contract No. 0000017 dated January 09, 2014 and comes into force on January 02, 2018.
6.This Agreement is made in two (2) copies, one of which is kept by the Employer in the Employee's personal file, and the second – by the Employee. Both copies have equal legal force.

Addresses and Details of Parties:

Employee:	Employer:
Obishchenko Vitaly Vasilievich
passport
series 4011, No. 494542, issued by TD No. 139 of Administration Department of the Federal Migration Service of Russia for St. Petersburg and Leningrad Region in Centralny
District of St. Petersburg
/signature/    /Obishchenko V. V./
SEMRUSH, LLC

The copy has been received personally on

December 29, 2017    ___________________/_________________/

ADDITIONAL AGREEMENТ
to Employment Contract No. 0000017 dated January 09, 2014

Saint Petersburg	December 29, 2018
SEMRUSH RU, Limited Liability Company, hereinafter referred to as the "Employer", represented by the Director General Natalia Aleksandrovna Kilimova, acting under the Articles of Association, on the one hand, and Obishchenko Vitaly Vasilievich, hereinafter referred to as the "Employee", on the other hand, have concluded this additional agreement to Employment Contract No. 0000017 dated January 09, 2014 on the following.
1.Employee, Obishchenko Vitaly Vasilievich, the Product Director in the Directorate Department is transferred to the position of the Product Director in the Top Management Department from January 01, 2019.
2.The Employee's place of work is SEMRUSH RU, LLC, St. Petersburg.
3.The Employee is subordinated directly to the Director General.
4.Section 5 "Terms of Remuneration" of the Employment Contract shall be of the following wording:
5.1.The Employee's salary in accordance with the Employer's current remuneration system consists of the fixed official salary.
5.2.For his/her job functions performing, a fixed official salary in the amount of 13 090 (thirteen thousand ninert) US dollars. The payment is made in roubles at the exchange rate of the Central Bank of the Russian Federation on the date of the salary payment, but not less than 60.6569 roubles per 1 US dollar (at the CBR exchange rate on the date of this Agreement signing).
5.3.The Employer pays the salary to the Employee twice a month: on the 20th day of the reporting month and on the 5th day of the month following the reporting month.
5.3.1.If the payment day coincides with a weekend or a non-working holiday, the salary payment is to be made on the previous day.
5.3.2.The salary is to be made in the currency of the Russian Federation, in a non-cash form by its transferring to the Employee's settlement account specified by him/her for this purpose. The application with the settlement account details is to be submitted by the Employee to the Employer's Accounting Department.
5.4.Deductions from the Employee's salary are made only in cases stipulated by the Labour Code of the Russian Federation and other federal laws.
5.5.The paid leave shall be paid to the Employee not later than three (3) days before its starting.
5.6.The Employer pays all the Employee's payroll taxes and all other income taxes in the amount and manner prescribed by the legislation of the Russian Federation.
5.Working conditions at the Employee's workplace correspond to the second (acceptable) class of working conditions, according to the results the working conditions special assessment.

6.This Agreement is an integral part of the Employment Contract No. 0000017 dated January 09, 2014 and comes into force on January 01, 2019.
7.This Agreement is made in two (2) copies, one of which is kept by the Employer in the Employee's personal file, and the second – by the Employee. Both copies have equal legal force.
Addresses and Details of Parties:

Employee:	Employer:
SEMRUSH, LLC

The copy has been received personally on
December 29, 2018    ___________________/_________________/